                               POWER OF ATTORNEY
                               -----------------

     Each person whose signature appears below hereby authorizes H. O. Chitwood and G. O. Coan, or each of them, as attorney-in-fact to sign in his behalf, individually and in his capacity as a director of Gold Kist Inc., and to file with any federal or state authority the following: (a) a registration statement under the Securities Act of 1933 for the offering of securities of Gold Kist Inc. authorized in resolutions adopted by the Board of Directors of Gold Kist Inc. in its meeting held on July 27, 1995, and any amendment, including post-effective amendments, to such registration statement, and (b) Gold Kist's annual report on Form 10-K under the Securities Exchange Act of 1934 and any amendment to such report.

   Signature                            Title                   Date
   ---------                            -----                   ----
/s/ W. P. Smith, Jr.                   Director              July 27, 1995
----------------------------
W. P. Smith, Jr.


/s/ Phil Ogletree, Jr.                 Director              July 27, 1995
----------------------------
Phil Ogletree, Jr.


/s/ James E. Brady, Jr.                Director              July 27, 1995
----------------------------
James E. Brady, Jr.


/s/ Fred K. Norris, Jr.                Director              July 27, 1995
----------------------------
Fred K. Norris, Jr.


/s/ Dan Smalley                        Director              July 27, 1995
----------------------------
Dan Smalley


/s/ A. Jack Nally                      Director              July 27, 1995
----------------------------
A. Jack Nally


/s/ Ken Whitehead                      Director              July 27, 1995
----------------------------
Ken Whitehead


/s/ H. Michael Davis                   Director              July 27, 1995
----------------------------
H. Michael Davis


/s/ Herbert A. Daniel, Jr.             Director              July 27, 1995
----------------------------
Herbert A. Daniel, Jr.